Exhibit 99.3

Supplemental Financial Information
June 30, 2006
(Unaudited)

This Supplemental Financial Information package contains historical information of the Company and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three and six months ended June 30, 2006.  All financial information in this Supplemental Financial Information package is shown in thousands, except for per share data and share information.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting AmREIT’s expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions.  Accordingly, there is no assurance that AmREIT’s expectations will be realized.

Corporate Profile:

AmREIT (AMEX: AMY) is an established real estate company that, at its core, is a value creator which has delivered results to our investors for 21 years. Our mission is to build a real estate business that can realize consistent growth year over year regardless of market cycles. We have developed three distinct businesses that provide earnings potential from multiple sources: a real estate development and operating business, an asset advisory business and our premium portfolio of Irreplaceable Corners™.

As a real estate development and operating company, we provide value through offering an array of services to our tenants and properties, to our asset advisory group’s portfolios and to third parties. As of June 30, 2006, the Company has over 1.3 million square feet of retail centers in various stages of development or in the pipeline for both our advisory business and for third parties.

Our asset advisory business broadens the Company’s avenues to capital and raises private equity for a series of merchant development funds.  Through these funds, we combine the skills of our asset advisory team with those of our real estate development team to actively manage a blend of value-added acquisition, redevelopment and development projects, which generate both transactional fees and recurring management fees.

AmREIT’s institutional-grade portfolio of Irreplaceable Corners, our most recognized business, provides a foundation to our FFO growth through a steady stream of rental income. We focus on the acquisition and development of premier retail properties in high-traffic, densely populated high-income areas to hold for long-term value. These properties are primarily high-end grocery anchored and lifestyle shopping centers leased to well-known national and regional tenants.

Since AmREIT listed its class A shares on the AMEX in July 2002, our total assets have grown from $48 million to $331 million and equity within our asset advisory group has grown from $15 million to $85 million.

Corporate Office:

8 Greenway Plaza, Suite 1000
Houston, Texas  77046
(800) 888-4400
(713) 850-0498 (fax)
www.amreit.com

Stock Exchange:

American Stock Exchange – AMY

Consolidated Balance Sheets:

	June 30 2006	December 31, 2005

	(unaudited)
ASSETS
Real estate investments at cost:
Land	$122,055	$112,784
Buildings	140,000	127,094
Tenant improvements	8,601	7,366

	270,656	247,244
Less accumulated depreciation and amortization	(8,148)	(5,943)

	262,508	241,301
Real estate held for sale, net	—	3,569
Net investment in direct financing leases held for investment	19,208	19,212
Intangible lease cost, net	17,644	17,761
Investment in merchant development funds and other affiliates	2,383	2,311

Net real estate investments	301,743	284,154
Cash and cash equivalents	3,140	5,915
Tenant receivables	3,532	3,132
Accounts receivable, net	1,582	1,807
Accounts receivable - related party	1,903	4,158
Notes receivable - related party	13,762	11,232
Deferred costs	1,916	1,487
Other assets	3,068	3,086

TOTAL ASSETS	$330,646	$314,971

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Notes payable	$136,741	$114,687
Accounts payable and other liabilities	5,973	8,232
Below market leases, net	4,251	2,940
Security deposits	667	651

TOTAL LIABILITIES	147,632	126,510

Minority interest	1,147	1,176
Shareholders’ equity:
Preferred shares, $.01 par value, 10,000,000 shares authorized, none issued	—	—
Class A Common shares, $.01 par value, 50,000,000 shares authorized, 6,528,411 and 6,479,278 shares issued, respectively	65	65
Class B Common shares, $.01 par value, 3,000,000 shares authorized, 2,099,516 and 2,148,649 shares issued, respectively	21	22
Class C Common shares, $.01 par value, 4,400,000 shares authorized, 4,161,562 and 4,119,923 shares issued, respectively	42	41
Class D Common shares, $.01 par value, 17,000,000 shares authorized, 11,103,118 and 11,035,482 shares issued, respectively	111	110
Capital in excess of par value	204,977	204,331
Accumulated distributions in excess of earnings	(21,787)	(16,736)
Cost of treasury shares, 214,572 and 77,741 Class A shares, respectively	(1,562)	(548)

TOTAL SHAREHOLDERS’ EQUITY	181,867	187,285

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$330,646	$314,971

Consolidated Statements of Operations:

	Quarter ended June 30,		Year to date June 30,

	2006	2005	2006	2005

Revenues:
Rental income from operating leases	$7,487	$4,482	$13,460	$8,393
Earned income from direct financing leases	508	508	1,015	1,015
Real estate fee income	—	58	751	294
Real estate fee income - related party	910	957	1,677	1,715
Construction revenues	319	124	940	124
Construction revenues - related party	2,623	341	3,796	341
Securities commission income - related party	1,227	271	2,618	271
Asset management fee income - related party	186	120	344	237

Total revenues	13,260	6,861	24,601	12,390

Expenses:
General and administrative	2,250	1,346	4,128	2,505
Property expense	2,162	937	3,185	1,630
Construction costs	2,609	302	4,284	302
Legal and professional	278	461	576	891
Real estate commissions	—	13	540	166
Securities commissions	1,082	236	2,339	236
Depreciation and amortization	2,391	1,324	4,573	2,360

Total expenses	10,772	4,619	19,625	8,090

Operating income	2,488	2,242	4,976	4,300
Other income (expense):
Interest and other income	232	107	467	156
Income from merchant development funds and other affiliates	208	82	306	113
Federal income tax (expense) benefit for taxable REIT subsidiary	180	(147)	263	(157)
Interest expense	(2,090)	(1,480)	(3,833)	(2,975)
Minority interest in income of consolidated joint ventures	(38)	(34)	(80)	(73)

Income before discontinued operations	980	770	2,099	1,364
Income from discontinued operations	266	96	234	859
Gain on sales of real estate acquired for resale	7	871	12	872

Income from discontinued operations	273	967	246	1,731

Net income	1,253	1,737	2,345	3,095
Distributions paid to class B, C and D shareholders	(2,914)	(2,047)	(5,820)	(3,679)

Net loss available to class A shareholders	$(1,661)	$(310)	$(3,475)	$(584)

Net (loss) income per class A common share - basic and diluted
Loss before discontinued operations	$(0.30)	$(0.29)	$(0.59)	$(0.59)
Income from discontinued operations	0.04	0.22	0.04	0.44

Net loss	$(0.26)	$(0.07)	$(0.55)	$(0.15)

Weighted average class A common shares used to compute net (loss) income per share, basic and diluted	6,348	4,435	6,339	3,956

Segmented Statements of Operations:

	Asset Advisory Business

For the six months ended June 30, 2006	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$14,475	$—	$—	$—	$—	$14,475
Securities commission income	—	—	2,618	—	—	2,618
Real estate fee income	—	2,428	—	—	—	2,428
Construction revenues	—	4,736	—	—	—	4,736
Other income	—	—	—	344	—	344

Total revenue	14,475	7,164	2,618	344	—	24,601
Securities commissions	—	—	1,903	—	—	1,903
Legal and professional	477	615	24	—	—	1,116
Depreciation and amortization	4,573	—	—	—	—	4,573
Property expense	3,147	38	—	—	—	3,185
Construction costs	—	4,284	—	—	—	4,284
General and administrative	590	2,354	1,539	81	—	4,564

Total expenses	8,787	7,291	3,466	81	—	19,625
Interest expense	(3,558)	(250)	(25)	—	—	(3,833)
Other income/ (expense)	508	125	136	187	—	956
Income (loss) from discontinued operations	273	(27)	—	—	—	246

Net income (loss)	$2,911	$(279)	$(737)	$450	$—	$2,345

	Asset Advisory Business

For the six monthsended June 30, 2006	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$9,408	$—	$—	$—	$—	$9,408
Securities commission income	—	—	5,797	—	(5,526)	271
Real estate fee income	—	2,009	—	—	—	2,009
Construction revenues	—	465	—	—	—	465
Other income	—	—	—	237	—	237

Total revenue	9,408	2,474	5,797	237	(5,526)	12,390
Securities commissions	—	—	4,464	—	(4,255)	209
Legal and professional	625	353	79	—	—	1,057
Depreciation and amortization	2,360	—	—	—	—	2,360
Property expense	1,617	13	—	—	—	1,630
Construction costs	—	302	—	—	—	302
General and administrative	910	1,384	1,426	83	(1,271)	2,532

Total expenses	5,512	2,052	5,969	83	(5,526)	8,090
Interest expense	(2,783)	(171)	(21)	—	—	(2,975)
Other income/ (expense)	(90)	125	(16)	20	—	39
Income from discontinued operations	1,405	326	—	—	—	1,731

Net income (loss)	$2,428	$702	$(209)	$174	$—	$3,095

	Asset Advisory Business

For the six months ended June 30, 2006	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$7,995	$—	$—	$—	$—	$7,995
Securities commission income	—	—	1,227	—	—	1,227
Real estate fee income	—	910	—	—	—	910
Construction revenues	—	2,942	—	—	—	2,942
Other income	—	—	—	186	—	186

Total revenue	7,995	3,852	1,227	186	—	13,260
Securities commissions	—	—	886	—	—	886
Legal and professional	235	28	15	—	—	278
Depreciation and amortization	2,391	—	—	—	—	2,391
Property expense	2,142	20	—	—	—	2,162
Construction costs	—	2,609	—	—	—	2,609
General and administrative	220	1,354	810	62	—	2,446

Total expenses	4,988	4,011	1,711	62	—	10,772
Interest expense	(1,815)	(250)	(25)	—	—	(2,090)
Other income/ (expense)	199	72	146	165	—	582
Income (loss) from discontinued operations	299	(26)	—	—	—	273

Net income (loss)	$1,690	$(363)	$(363)	$289	$—	$1,253

	Asset Advisory Business

For the six months ended June 30, 2006	Portfolio	Real Estate Development & Operations	Securities Operations	Merchant Development Funds	Eliminations	Total

Rental income	$4,990	$—	$—	$—	$—	$4,990
Securities commission income	—	—	3,674	—	(3,403)	271
Real estate fee income	—	1,015	—	—	—	1,015
Construction revenues	—	465	—	—	—	465
Other income	—	—	—	120	—	120

Total revenue	4,990	1,480	3,674	120	(3,403)	6,861
Securities commissions	—	—	2,831	—	(2,622)	209
Legal and professional	303	108	63	—	—	474
Depreciation and amortization	1,324	—	—	—	—	1,324
Property expense	926	11	—	—	—	937
Construction costs	—	302	—	—	—	302
General and administrative	502	796	811	45	(781)	1,373

Total expenses	3,055	1,217	3,705	45	(3,403)	4,619
Interest expense	(1,370)	(97)	(13)	—	—	(1,480)
Other income/ (expense)	(44)	45	(11)	18	—	8
Income (loss) from discontinued operations	680	287	—	—	—	967

Net income (loss)	$1,201	$498	$(55)	$93	$—	$1,737

AmREIT
Summary of Operations Results

	Three Months Ended June 30,		Six Months Ended June 30,

	2006	2005	2006	2005

Funds From Operations:
Income – before discontinued operations	$980	$770	$2,099	$1,364
(Loss) Income – from discontinued operations	273	967	246	1,731
Plus depreciation of real estate assets – from operations	2,425	1,178	4,589	2,072
Plus depreciation of real estate assets – from discontinued operations	6	62	16	136
Adjustments for nonconsolidated affiliates	39	29	69	44
Less gain on sale of real estate assets acquired for investment	(293)	(344)	(286)	(595)
Less class B, C & D distributions	(2,914)	(2,047)	(5,820)	(3,679)

Total Funds From Operations available to class A shareholders	$516	$615	$913	$1,073

Weighted Average Class A Shares Outstanding	6,348	4,435	6,339	3,956

Funds from Operations per Class A Share	$0.08	$0.14	$0.14	$0.27
Dividends:
Class A Common share dividends per share	$0.12	$0.12	$0.24	$0.24
Class B Common share dividends per share (1)	$0.19	$0.19	$0.38	$0.38
Class C Common share dividends per share (2)	$0.17	$0.17	$0.34	$0.34
Class D Common share dividends per share (3)	$0.16	$0.16	$0.32	$0.32

(1)

The class B common shares receive a cumulative preferred dividend, fixed at 8%, payable quarterly.  The shares are currently convertible on a one for one basis into our class A common shares, and became callable by the Company beginning in July 2005 on a one for one basis, or $10.18 in cash at the holders option.

(2)

The class C common shares receive a preferred dividend, fixed at 7%, payable monthly.  The shares are convertible into our class A common shares based on 110% of invested capital (i.e. $1,000 in class C common shares will convert into $1,100 in class A common shares) after the seventh anniversary of issuance (beginning in 2010).  The class C common shares are callable by the Company beginning in August 2006, based on the same conversion formula (110% of invested capital).

(3)

The class D common shares receive a fixed 6.5% annual dividend, payable monthly.  The shares are convertible into our class A common shares based on 107.7% of invested capital (i.e. $1,000 in class C common shares will convert into $1,077 in class A common shares) after the seventh anniversary of issuance (beginning in 2011).  The class D common shares became callable by the Company beginning in July 2005, based on the same conversion formula, prorated for the time the shares were outstanding (107.7% of invested capital).

	Three Months Ended June 30,		Six Months Ended June 30,

	2006	2005	2006	2005

Rental and Earned Income:
Base minimum rent	$5,439	$3,321	$10,309	$6,250
Earned income from direct financing leases	508	508	1,015	1,015
Straight line rent	91	77	132	148
Over/Under market rent	33	64	35	131
Percentage rent	38	—	174	84
Tenant reimbursements	1,886	1,020	2,810	1,780

Total Rental and Earned Income	$7,995	$4,990	$14,475	$9,408

	Three Months Ended June 30,		Six Months Ended June 30,

:	2006	2005	2006	2005

Real Estate Operating Revenue:
Development and construction management fees
Merchant development funds and affiliates	$112	$122	$276	$293
Unrelated third parties	—	6	—	20
Leasing and brokerage commissions
Merchant development funds and affiliates	718	807	1,219	1,372
Unrelated third parties	—	52	751	274
Property management fees
Merchant development funds and affiliates	80	28	182	50
Unrelated third parties	—	—	—	—

Total Real Estate Operating Revenue	$910	$1,015	$2,428	$2,009

Percent attributable to merchant development funds and affiliates	100%	94%	69%	85%
Percent attributable to unrelated third parties	0%	6%	31%	15%

	Three Months Ended June 30,		Six Months Ended June 30,

Discontinued operations:	2006	2005	2006	2005

Rental revenue and earned income from DFL	$25	$541	$52	$1,067
Gain on sale of real estate held for investment	293	344	286	595
Interest and other income	—	6	—	145
Gain on sale of real estate held for resale	7	871	12	872

Total revenues	325	1,762	350	2,679

Property expense	(111)	(101)	(114)	(154)
General and administrative	3	(3)	(12)	(6)
Federal income tax expense	19	(151)	19	(176)
Legal and professional	(12)	(11)	(34)	(12)
Depreciation and amortization	(6)	(62)	(16)	(136)
Minority interest	55	(389)	60	(365)
Interest expense	—	(78)	(7)	(99)

Total expenses	(52)	(795)	(104)	(948)

Income (loss) from discontinued operations	273	967	$246	$1,731

Basic and diluted income (loss) from discontinued operations per class A common share	$0.04	$0.22	$0.04	$0.44

	Three Months Ended June 30,		Six Months Ended June 30,

Interest Expense:	2006	2005	2005	2004

Interest paid – floating rate	$249	$192	$287	$616
Interest paid – fixed rate	1,838	1,288	3,542	2,362
Loan cost amortization	61	56	119	109
Out-of-market debt amortization	(58)	(56)	(115)	(112)

Total Interest Expense	$2,090	$1,480	$3,833	$2,975

AmREIT
Summary Balance Sheet Information

	June 30, 2006	December 31, 2005

Class A Common Share Data:
Closing market price	$7.18	$6.90
Dividend yield	6.92%	7.24%
90-day average trading volume	10,619	25,095
Total Capitalization:
Debt	$136,741	$114,687
Class A common shares at market	45,333	44,171
Class B common shares as converted	15,075	14,826
Class C common shares as converted	45,777	45,319
Class D common shares as converted	119,581	118,852

Total Capitalization	$362,507	$337,855

Debt to Total Capitalization	37.7%	33.9%

AmREIT
Debt Information

Description	Amount Outstanding 06-30-2006	Amount Outstanding 12-31-2005	Interest Rate	Annual Debt Service	Maturity Date

Credit Facility (1)	$3,505	$—	7.58%	$266	11/4/2007

2007 Maturities	$3,505	$—
MacArthur Park	$13,410	$13,410	6.17%	$827	12/1/2008

2008 Maturities	$13,410	$13,410
Merger Notes (2)	$—	$760	5.47%	$43	7/23/2010

2010 Maturities	$—	$760
Sugarland IHOP	$1,176	$1,196	8.25%	$138	3/1/2011
Sugar Land Plaza	2,299	2,313	7.60%	203	11/1/2011

2011 Maturities	$3,475	$3,509
Albuquerque IHOP	$681	$692	7.82%	$75	4/24/2012
Baton Rouge IHOP	1,125	1,143	7.82%	124	4/24/2012
Beaverton IHOP	798	811	7.82%	88	4/16/2012
Charlottesville IHOP	567	576	7.82%	62	4/24/2012
El Paso #1934 IHOP	685	695	7.82%	75	4/16/2012
Rochester IHOP	856	870	7.82%	94	4/16/2012
Shawnee IHOP	676	686	7.82%	74	4/18/2012
5115 Buffalo Spdwy.	2,746	2,761	7.58%	241	5/11/2012
Salem IHOP	560	567	7.82%	61	5/17/2012
Springfield IHOP	930	944	7.82%	102	6/21/2012
Roanoke IHOP	645	654	7.89%	71	7/26/2012
Centerville IHOP	1,127	1,145	7.89%	124	7/26/2012
Memphis #4462 IHOP	1,218	1,237	7.89%	134	7/19/2012
Alexandria IHOP	650	660	7.89%	71	7/19/2012
El Paso #1938 IHOP	814	826	7.89%	89	8/23/2012
La Verne IHOP	678	688	7.89%	74	8/23/2012
Memphis #4482 IHOP	707	717	7.89%	77	8/23/2012
Parker IHOP	761	772	7.89%	83	8/23/2012

2012 Maturities	$16,225	$16,444
Cinco Ranch	$8,365	$8,430	5.60%	$601	7/10/2013
Plaza in the Park	17,679	17,817	5.60%	1,270	7/10/2013

2013 Maturities	$26,044	$26,247

Description	Amount Outstanding 06-30-2006	Amount Outstanding 12-31-2005	Interest Rate	Annual Debt Service	Maturity Date

Uptown Park	$49,000	$49,000	5.37%	$2,631	6/1/2015

2015 Maturities	$49,000	$49,000
Southbank - Riverwalk	$20,000	$—	5.91%	$591	6/1/2016

2016 Maturities	$20,000	$—
Bakery Square	$4,091	$4,211	8.00%	$571	2/10/2017

2017 Maturities	$4,091	$4,211

Total Maturities (3)	$135,750	$113,581

(1) Our revolving credit facility is a variable-rate debt instrument, and its outstanding balance fluctuates throughout the year based on our liquidity needs. Annual Debt Service on this debt instrument assumes that the amount outstanding and the interest rate as of June 30, 2006 remain constant through maturity.

(2) The Merger Notes were paid off during the quarter ended March 31, 2006.

(3) Total maturities above are $991 thousand and $1.1 million less than total debt as reported in our consolidated financial statements as of June 30, 2006 and December 31, 2005, respectively, due to the premium recorded on above-market debt assumed in conjunction with certain of our property acquisitions.

Fixed vs. Variable Rate Debt:

	June 30, 2006	% of Total	December 31, 2005	% of Total

Variable rate	$3,505	2.6%	$—	0.0%
Fixed rate	133,236	97.4%	114,687	100.0%

	$136,741	100.0%	$114,687	100.0%

AmREIT
Property & Tenant Information

Multi-Tenant Shopping Centers	Major Tenants	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2006	Leased

Uptown Park - Phase I and II	Ann Taylor, McCormick & Schmick’s	Houston	TX	6/1/2005	169,110	$4,185,018	92%
Southbank - Riverwalk	Hard Rock Café	San Antonio	TX	9/30/2005	46,673	$1,434,915	96%
MacArthur Park and Pad Sites	Kroger	Irving	TX	12/04 &12/05	237,381	$3,764,089	96%
Plaza in the Park	Kroger	Houston	TX	7/1/2004	139,971	2,424,626	95%
Cinco Ranch	Kroger	Houston	TX	7/1/2004	97,302	1,256,297	100%
Bakery Square	Walgreens & Bank of America	Houston	TX	7/21/2004	34,614	849,460	100%
Uptown Plaza	CVS/pharmacy	Houston	TX	12/10/2003	28,000	1,236,646	90%
Woodlands Plaza	FedEx/Kinkos & Rug Gallery	The Woodlands	TX	6/3/1998	20,018	373,317	100%
Sugarland Plaza	Mattress Giant	Sugarland	TX	7/1/1998	16,750	349,612	100%
Terrace Shops	Starbucks	Houston	TX	12/15/2003	16,395	469,947	100%
584 N. Germantown Pkwy. (Baptist Memorial Medical Plaza)	Auto Zone & Baptist Memorial	Memphis	TN	7/23/2002	15,000	291,039	75%
Courtyard on Post Oak	Verizon Wireless	Houston	TX	6/15/2004	13,597	477,361	100%
Uptown Plaza - Dallas	Grotto, Century Bank, Pei Wei	Dallas	TX	3/30/2006	38,872	1,124,781	86%

Multi-Tenant Shopping Centers Total					873,683	18,237,108	95%

Single Tenant (Ground Leases)	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2006	% Leased

CVS Corporation	Houston	TX	1/10/2003	13,824	$327,167	100%
Darden Restaurants	Peachtree City	GA	12/18/1998	6,867	79,366	100%
Carlson Restaurants	Hanover	MD	9/16/2003	6,802	141,674	100%
Citibank	San Antonio	TX	12/17/2004	4,439	155,000	100%
Comerica Bank	Houston	TX	4/30/2004	4,277	Note (6)	100%
Washington Mutual	Houston	TX	12/11/1996	3,685	98,160	100%
Washington Mutual	The Woodlands	TX	9/23/1996	3,685	61,060	100%

Single Tenant (Ground Leases) Total				43,579	862,427	100%

Single Tenant (Fee Simple)	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2006	% Leased

Golden Corral	Houston	TX	7/23/2002	12,000	182,994	100%
Golden Corral	Humble	TX	7/23/2002	12,000	181,688	100%
Carlson Restaurants	Houston	TX	7/23/2005	8,500	200,000	100%
#1483 IHOP Corporation	Sugarland	TX	9/22/1999	4,020	189,120	100%
#1737 IHOP Corporation (5)	Centerville	UT	7/25/2002	4,020	162,696	100%
#4462 IHOP Corporation (5)	Memphis	TN	8/23/2002	4,020	178,848	100%
#5318 IHOP Corporation	Topeka	KS	9/30/1999	4,020	158,340	100%
AFC, Inc.	Atlanta	GA	7/23/2002	2,583	119,279	100%
Advance Auto (1)(2)(3)(4)	Various	Various	Various	21,000	Note (1)	Note (1)

Single Tenant (Fee Simple) Total				72,163	1,372,965	100%

Single Tenant (Leasehold)	City	State	Date Acquired	GLA	Annualized Base Rent as of June 30, 2006	% Leased

IHOP Corporation (5)	Various	Various	Various	60,300	$1,560,360	100%

Company Total GLA % Leased				1,049,725	$22,032,861	96%

(1) Under Development (GLA represents proposed leaseable square footage).

(2) Held for Sale

(3) Held in joint venture of which we are the managing 50% owner.

(4) Advance Auto properties are located in MO and IL. Each of the properties has a proposed GLA of 7,000 square feet.

(5) IHOP properties are located in NM, LA, OR, VA, TX, CA, TN, CO, VA, NY, OR, KS, UT and MO. Each of the properties has a GLA of 4,020 square feet. These properties are held by a consolidated subsidiary, 79.0% of which is owned by AmREIT,19.6% of which is owned by AmREIT Income & Growth Corporation, one of our affiliated merchant development funds, and 1.4% of which is owned by unaffiliated third parties.

(6) This property is 100% leased; however, rent does not commence until after June 30, 2006.

Top Tenants by revenue concentration for the six months ended June 30, 2006:

Tenant	Rental Income	% of Total Operating Revenue

Kroger	$822	3.34%
IHOP Corporation	563	2.29%
CVS/pharmacy	218	0.89%
Linens ‘N Things	236	0.96%
Hard Rock Café International	146	0.59%
Champps Entertainment, Inc.	146	0.59%
Landry’s	133	0.54%
Golden Corral Corporation	91	0.37%
Starbuck’s Coffee	144	0.59%
McCormick & Schmicks	116	0.47%

Total	$2,615	10.63%

Leasing Activity for the quarter ended June 30, 2006:

			Rent per sq. ft.

	# of leases	Total sq. ft.	New Rent	Old Rent	% Change

New leases	4	16,953	30.32	N/A	N/A
Activity on Existing Leases:
Lease renewals	3	5,442	27.65	26.11	5.89%
Non-renewals	1	3,250	N/A	33.4	N/A
Expired/Cancelled leases	0	—	N/A	—	N/A

Lease Expirations by Year:

Expiration Year	Number of Leases Expiring	Square Footage	Percent of Total

2006	5	8,995.00	0.74%
2007	16	33,269.00	2.72%
2008	23	70,170.00	5.74%
2009	32	77,939.00	6.38%
2010	33	303,937.00	24.86%
2011	50	188,749.00	15.44%
2012	8	46,849.00	3.83%
2013	6	25,373.00	2.08%
2014	8	28,504.00	2.33%
2015	1	3,000.00	0.25%
2016	7	32,150.00	2.63%
2019	2	38,020.00	3.11%
2020	4	75,991.00	6.22%
2021	3	79,806.00	6.53%
2022	1	4,020.00	0.33%
2023	1	63,373.00	5.18%
2024	4	66,864.00	5.47%
2025	6	32,100.00	2.63%
2026	4	16,080.00	1.32%
2027	3	12,060.00	0.99%
2056	1	15,120.00	1.24%

Totals	218	1,222,369	100.00%